Exhibit 10.2

TERMINATION ADDENDUM

to the

AUTOMOBILE QUOTA SHARE REINSURANCE CONTRACT

Effective: December 31, 2013

(the “Contract”)

issued to

AFFIRMATIVE INSURANCE COMPANY

Burr Ridge, Illinois

(the “Company”)

by

THE SUBSCRIBING REINSURER(S) IDENTIFIED

IN THE INTERESTS AND LIABILITIES AGREEMENT(S)

ATTACHED TO AND FORMING PART OF THE CONTRACT

Effective June 30, 2014, paragraph A of Article 2—Term (as previously amended by Addendum No. 1 and Addendum No. 2 to the Contract)—is amended to read:

A.	This Contract shall take effect on December 31, 2013 and shall remain in effect through June 30, 2014, both days inclusive, applying to losses commencing during the term of this Contract.

IN WITNESS WHEREOF, the Company has caused this Termination Addendum to be executed by its duly authorized representative as follows:

on this	6th	day of	August	, in the year	2014	.

AFFIRMATIVE INSURANCE COMPANY

/s/ Michael J. McClure

Effective: December 31, 2013		DOC: August 5, 2014
U4VT0008	1 of 1	Termination Addendum